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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                          Date of Report:  October 10, 1996

                   AmeriCredit Automobile Receivables Trust 1996-B
                (Exact Name of Registrant as specified in its charter)


United States                           33-98620               88-0359494
-------------                           --------               ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                   Identification Number)

                               c/o AmeriCredit Financial
                                    Services, Inc.
                               Attention: Daniel E. Berce
                                   200 Bailey Avenue
                                  Fort Worth, TX76107
                                 (Address of Principal
                                   Executive Office)

                                     (817) 332-7000
                                Registrant's phone number

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Item 5.       Other Events

    Information relating to distributions to Certificateholders for the September, 1996, Collection Period of the Registrant in respect of the Asset Backed Certificates (the "Certificates") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Certificates, is contained in the Servicer's Certificate for the referenced Collection Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 30, 1996 between AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and LaSalle National Bank, as Trustee (the "Agreement").

Item 7.       Financial Statements, Exhibits

        Exhibit No.      Exhibit
        -----------      -------
            1.           Servicer's Certificate for the September, 1996
                         Collection Period relating to the Certificates issued by the Registrant pursuant to the Agreement.

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                                    EXHIBIT INDEX

Exhibit
-------

  1. Servicer's Certificate for the September, 1996 Collection Period relating to the Certificates issued by the Registrant.

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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1996-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/ Daniel E. Berce
    Daniel E. Berce
    Executive Vice President,
    Chief Financial Officer
    and Treasurer



October 10, 1996